Oppenheimer Senior Floating Rate Fund

Supplement dated May 15, 2009 to the

Prospectus dated November 28, 2008

This supplement amends the Prospectus of Oppenheimer Senior Floating Rate Fund (the "Fund") dated November 28, 2008.

1.

The sub-section titled "Right of Accumulation" in the section titled "About Your Account – How to Buy Shares – Can You Reduce Class A Sales Charges?" is deleted in its entirety and is replaced by the following:

•

Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of shares that you and your spouse currently own, and other purchases that you are currently making, to the value of your Class A share purchase of the Fund. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class B, Class C, Class G and Class H units in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the "Program Manager" or "Program Distributor. " The Distributor or the financial intermediary through which you are buying shares will determine the value of the shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed and the value of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose.

In totaling your holdings, you may count shares held in:

•	your individual accounts (including IRAs, 403(b) plans and eligible 529 plans),

•	your joint accounts with your spouse,

•	accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

A fiduciary can apply rights of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).

If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

To count eligible shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current holdings of the Fund, other eligible Oppenheimer funds or qualifying 529 plans. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

2.	The following is added to the section titled "About Your Account – How to Buy Shares – How Do You Buy Shares?" at the end of the paragraph titled "Buying Shares Through the Distributor":

If you submit a purchase request to the Distributor without designating the fund you wish to invest in, your investment will be made in Class A shares of Oppenheimer Money Market Fund, Inc. This policy does not apply to purchases by or for certain retirement plans or accounts. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

3.

The sub-section titled “Telephone Redemptions paid by check” in the section titled “About Your Account – Periodic Repurchase Offers – Repurchase Procedures – Are There Limits on Repurchase Requests Submitted by Telephone?” is deleted in its entirety and is replaced by the following :

Telephone Redemptions paid by check. If you request payment by check, you may request repurchase of up to $100,000 by telephone in a single Repurchase Offer. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 15 days after changing the address on an account.

May 15, 2009                                                                                                                                                           PS0291.031